EXHIBIT 1(B)
                              Johnson & Johnson

                                $2,585,000,000*/
                          Medium-Term Notes, Series C
                         Due From 9 Months to 30 Years
                               From Date of Issue

                            Selling Agency Agreement


                                                               October   , 1994
                                                             New York, New York


Salomon Brothers Inc
7 World Trade Center
New York, N.Y. 10048

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
World Financial Center
New York, N.Y. 10281

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, N.Y. 10020

Dear Sirs:

     Johnson & Johnson, a New Jersey corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $2,585,000,000 1/ aggregate principal amount of its Medium-Term Notes, Series C, Due from 9 Months to 30 Years from Date of Issue (the "Notes") to be evidenced by either (i) a medium-term note master note (the "Master Security") or (ii) note certificates (the "Note Certificates") in the forms filed by the Company with the Securities and Exchange Commission (the "Commission") as exhibits to the Registration Statements (as defined below). The Notes will be issued under an indenture dated as of September 15, 1987, between the Company and Harris Trust and Savings Bank, an Illinois corporation, as trustee (the "Trustee"), as amended by a First Supplemental Indenture dated as of September 1,
- -------------
1/ Or the U.S. dollar equivalent.

1990, between the Company and the Trustee (as so amended,the "Indenture"). The Notes will be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, will be issued only in fully registered form and will have the annual interest rates, maturities and, if appropriate, other terms (including the denominations of Notes denominated in a currency or currency unit other than U.S. dollars) set forth in a supplement to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and, in the case of Notes sold pursuant to Section 2(a), the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and you after notice to, and with the approval of, the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents"), the term "Purchaser" shall refer to one of you acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you collectively whether at any time any of you is acting in both such capacities or in either such capacity.


     1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (e) hereof.

          (a) The Company has filed with the Commission a registration statement (including Amendments Nos. 1 and 2 thereto) on Form S-3 under the Securities Act of 1933 (the "Act") (File Number: 33-47424) (the "First Registration Statement"), including a basic prospectus, as amended by Post-Effective Amendment No. 1 thereto, which has become effective, for the registration under the Act of $1,250,000,000 aggregate principal amount of debt securities and warrants to purchase debt securities, including Notes. The Company has also filed with the Commission an additional registration statement on Form S-3 under the Act (File Number:
     33- ) (the "Second Registration Statement"; the First Registration Statement and the Second Registration Statement, each including incorporated documents, exhibits and financial statements and each as amended at the Execution Time, are each hereinafter individually referred to as a "Registration Statement" and collectively referred to as the "Registration Statements"), including a basic prospectus, which has become effective, for the registration under the Act of $2,000,000,000 aggregate principal amount of debt securities and warrants to purchase debt securities (together with the debt securities and warrants to purchase debt securities registered under the First Registration Statement, the "Securities"), including Notes. The Second Registration Statement constitutes Post-Effective Amendment No. 1 to the First Registration Statement. As of the date hereof, $2,585,000,000 aggregate principal amount of Securities remains unissued under the Registration Statements. Each Registration Statement meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with such Rule. The Company has included in each Registration Statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of prospectus included in such Registration Statement relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement specifying the interest rates, maturity dates and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof.

          (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of any Terms Agreement (as defined in Section 2(b)) and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"),
     (i) each Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; (ii) each Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of each Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from either Registration Statement or the Prospectus (or any supplement thereto) based upon and in conformity with information furnished in writing to the Company by any of you specifically for use in connection with the preparation of such Registration Statement or the Prospectus (or any supplement thereto).

          (c) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company and has been duly qualified under the Trust Indenture Act of 1939, as amended.

          (d) The Master Security and the debt obligations to be evidenced thereby have been duly authorized, and the Master Security, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and deposited with, or on behalf of, the Depositary (as defined in the Prospectus Supplement) and registered in the name of the Depositary or its nominee, and the debt obligations to be evidenced thereby when paid for by the purchasers thereof in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and will be entitled to the benefits of the Indenture.

          (e) The Note Certificates and the debt obligations to be evidenced thereby have been duly authorized, and the Note Certificates, when properly completed and executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and will be entitled to the benefits of the Indenture.

          (f) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean, with respect to a Registration Statement, each date that such Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in each Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to a Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus includes the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of such Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to a Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus includes the filing of any document under the Exchange Act after the Effective Date of such Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (g) The Company has complied with all provisions of Section 1 of Laws of Florida, Chapter 92-198 Securities - Business with Cuba.

     2. Appointment of Agents; Solicitation by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

     On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures.

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission, on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

     Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The appointment of the Agents hereunder is not exclusive and the Company may from time to time offer Notes for sale otherwise than to or through an Agent; provided, however, that so long as this Agreement is in effect the Company will not appoint any other agent for the purpose of soliciting purchases of the Notes on a continuous basis. It is understood, however, that if from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company may engage such agent with respect to such specific purchase, provided that (i) such agent is engaged on terms substantially similar to the applicable terms of this Agreement and (ii) the Agents are given notice of such purchase promptly after it is agreed to, unless such agent is BT Securities Corporation or J.P. Morgan Securities Inc., in which case the Company shall provide the Agents with such notice promptly after the settlement date of such Notes. Each such Agent is acting in connection with the Notes individually and not collectively or jointly.

     (b) Subject to the terms and conditions stated herein, whenever the Company and any Agent determine that the Company shall sell Notes directly to such Agent as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and, unless otherwise agreed by the Company and such Agent, any supplemental agreement relating thereto between the Company and the Purchaser. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement". The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on the Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants, pursuant to Section 6(b). Any such Terms Agreement may also specify the period of time referred to in Section 4(l). Any written Terms Agreement may be in the form attached hereto as Exhibit B.

     Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against payment of immediately available funds to the Company in the net amount due to the Company for such Notes by wire transfer to an account designated by the Company.

     Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

     3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

     4. Agreements. The Company agrees with you that:

          (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of either Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy prior to filing. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing upon request after such filing upon payment of the Company's reasonable expenses connected with such provision of evidence. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to the termination of the offering of the Notes, any amendment of either Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of either Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of either Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend either Registration Statement or to supplement the Prospectus to comply with any law, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement forthwith at the expense of the Company which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request. You will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to one or both Registration Statements, if required, resume your obligation to solicit offers to purchase Notes hereunder.

          (c) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will furnish to each of you copies of all documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act promptly upon request after the filing thereof. In addition, the Company will furnish to each of you copies of all press releases or announcements to the general public made by the Company promptly upon request after the issuance thereof. The Company will notify each of you of any downgrading in the rating of the Notes or any other debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), promptly after the Company learns of any such downgrading.

          (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and the applicable rules and regulations thereunder.

          (e) The Company will furnish to each of you, without charge, a copy of each Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

          (f) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as any of you shall reasonably request, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the eligibility of the Notes for investment under the laws of such jurisdictions as you may designate.

          (g) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statements, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees and disbursements of counsel, incurred in compliance with
     Section 4(f), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes and (ii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement.

          (h) On each Closing Date, the Company will be deemed to have affirmed that its representations and warranties contained in Sections 1(a), (b), (c), (d), (e) and (g) of this Agreement are true and correct at such time, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation such representations and warranties shall relate to the Registration Statements and Prospectus as amended or supplemented at each such time). Each acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securities to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Securities (including any Notes) which have been issued and sold by the Company will not exceed the amount of Securities registered pursuant to the Registration Statements. The Company will inform you promptly upon your request of the aggregate amount of Securities registered under the Registration Statement which remain unsold.

          (i) Each time that the Company files with the Commission an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Current Report on Form 8-K or an Amendment to Application or Report on Form 8, the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by the Treasurer, the Assistant Treasurer or an executive officer of the Company reasonably acceptable to the Agents, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statements and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

          (j) Each time that the Company files with the Commission an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Current Report on Form 8-K or an Amendment to Application or Report on Form 8 (except that, in the case of a Quarterly Report on Form 10-Q, the opinion referred to below shall only be furnished if, in the reasonable judgment of any of you, the financial statements or other information set forth in such Form 10-Q are of such a nature that an opinion of counsel should be furnished), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of the General Counsel, an Associate General Counsel or an Assistant General Counsel of the Company satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b) but modified to relate to the Registration Statements and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statements and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

          (k) Each time that a Registration Statement or the Prospectus is amended or supplemented to include or incorporate amended or supplemental financial information, the Company shall cause its independent auditors promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statements and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that, if a Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement (any such letter limited in scope as aforesaid being hereinafter referred to as a "Routine Quarterly Letter"), unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items; provided further, however, each Agent may waive delivery, with respect to itself, of such Routine Quarterly Letter. Notwithstanding Section 5(e), the Company's independent auditors need not read the minutes of the stockholders', directors' and Executive,

     Finance and Audit Committee meetings of the "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) of the Company as part of the basis for the statements made in any Routine Quarterly Letter.

          (l) During the period specified (whether orally or in writing) in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, offer, sell, contract to sell or otherwise dispose of any of its debt securities with terms substantially similar to the Notes being purchased pursuant to such Terms Agreement; provided that this covenant shall terminate with respect to such Terms Agreement if the closing under such Terms Agreement does not occur by the latest date therefor set forth in such Terms Agreement.

     5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained in Sections 1(a), (b), (c), (d), (e) and (g) and in the penultimate sentence of
Section 4(h) as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of either Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) At the Execution Time, the Company shall have furnished to each Agent the opinion of the General Counsel or an Associate General Counsel of the Company, dated the Execution Time, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New Jersey and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property so requires, except where failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (ii) each significant subsidiary (as defined in Regulation S-X) of the Company (the "Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property so requires, except where failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company and has been duly qualified under the Trust Indenture Act of 1939, as amended;

               (iv) the Master Security and the debt obligations to be evidenced thereby have been duly authorized, and the Master Security, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and deposited with, or on behalf of, the Depositary (as defined in the Prospectus Supplement) and registered in the name of the Depositary or its nominee, and the debt obligations to be evidenced thereby when paid for by the purchasers thereof in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and will be entitled to the benefits of the Indenture.

               (v) the Note Certificates and the debt obligations to be evidenced thereby have been duly authorized, and the Note Certificates, when properly completed and executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and will be entitled to the benefits of the Indenture.

               (vi) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law), except as rights to indemnity thereunder may be limited by applicable law;

               (vii) to the best knowledge of such counsel, the Company and each of its Subsidiaries have all licenses, permits or other authorizations of governmental, regulatory or administrative agencies required to own their property and conduct their respective businesses as described in the Prospectus and which are material to the condition of the Company and its subsidiaries, taken as a whole;

               (viii) the execution, delivery and performance of this Agreement by the Company will not contravene any provision of applicable law known to such counsel or the Restated Certificate of Incorporation or By-laws of the Company or any material agreement or other instrument binding upon the Company, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body or agency or court having jurisdiction over the Company or any of its Subsidiaries and no consent, approval or authorization of any governmental body or agency is required for the performance of this Agreement by the Company, except such as are specified and have been obtained, and such as may be required under the securities or blue sky laws of the various states in connection with the sale of the Notes as contemplated by this Agreement;

               (ix) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries are subject which are required to be described in the Registration Statements or the Prospectus and are not so described or of any statute, regulation, contract or other document which is required to be described in the Registration Statements or the Prospectus or to be filed as an exhibit to the Registration Statements which is not described or filed as required;

               (x) insofar as statements in the Prospectus constitute a summary of legal matters, documents or proceedings referred to therein, such statements fairly present the information called for with respect to such legal matters, documents and proceedings; the statements as to matters of law contained in Item 15 of each of the Registration Statements and in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1994, incorporated by reference in the Prospectus, under the captions "Business--Patents and Trademarks", "Business--Environment", "Business--Regulation" and "Legal Proceedings" fairly present such matters referred to therein;

               (xi) the documents incorporated by reference in the Prospectus (other than the financial statements and schedules and the accuracy of other numbers contained or incorporated by reference therein, as to which counsel need express no opinion), when they were filed with the Securities and Exchange Commission, complied as to form in all material respects with the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder;

               (xii) the Registration Statements and the Prospectus as amended or supplemented (in each case other than the financial statements and schedules and the accuracy of other numbers contained or incorporated by reference therein, as to which such counsel need express no opinion), comply as to form in all material respects with the Securities Act of 1933 and the applicable rules and regulations thereunder; and

               (xiii) such counsel believes (A) that each part of each Registration Statement (including the documents incorporated by reference therein), when such part became effective under the Securities Act of 1933 (or, with respect to documents incorporated by reference therein, when filed pursuant to the Securities Exchange Act of 1934), did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) that the Registration Statements and the Prospectus on the date of the Selling Agency Agreement did not, and the Prospectus as amended or supplemented at the date hereof does not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and the accuracy of other numbers contained or incorporated by reference therein).

          In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          With respect to subparagraphs (xi), (xii) and (xiii), such counsel may state that his opinion and belief is based upon his participation, or the participation of certain members of his staff, in the preparation of the Registration Statements and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but, except as set forth in paragraph (x) hereof, is without independent check or verification except as otherwise specified. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

          (c) Each Agent shall have received from Cravath, Swaine & Moore, counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statements, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require.

          (d) The Company shall have furnished to each Agent a certificate of the Company, signed by the Treasurer or an executive officer of the Company reasonably acceptable to the Agents, dated the Execution Time, to the effect that the signer of such certificate has carefully examined the Registration Statements, the Prospectus, any supplement to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

               (ii) no stop order suspending the effectiveness of either Registration Statement has been issued and, to the best of such officer's knowledge, no proceedings for that purpose have been instituted or threatened; and

               (iii) since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the condition of the Company and its consolidated subsidiaries, taken as a whole, except as set forth in or contemplated in the Prospectus.

          (e) At the Execution Time, Coopers & Lybrand L.L.P., independent auditors for the Company, shall have furnished to the Agents a letter (which may refer to letters previously delivered to the Agents), dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) in their opinion the audited financial statements, financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statements and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the Executive, Finance and Audit Committees of the Company and its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X); and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                    (1) any interim unaudited consolidated financial
               statements included or incorporated by reference in the Registration Statements and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statements and the Prospectus;

                    (2) with respect to the period subsequent to the date of
               the most recent consolidated financial statements (other than any capsule information), audited or unaudited, in or incorporated by reference in the Registration Statements and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statements and the Prospectus, or for the period from the date of the most recent consolidated financial statements included or incorporated in the Registration Statements and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated sales to customers, earnings before provision for taxes on income or net earnings, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Agents; or

                    (3) the amounts included in any unaudited "capsule"
               information included or incorporated by reference in the Registration Statements and the Prospectus do not agree with the amounts set forth in the interim unaudited consolidated financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Registration Statements and the Prospectus;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statements and the Prospectus and in
          Exhibit 12 to the Registration Statements, including the information included or incorporated by reference in specified portions of Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statements and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q, incorporated by reference in the Registration Statements and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

               (iv) if unaudited pro forma financial statements are included or incorporated by reference in the Registration Statements and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Registration Statements and the Prospectus in this paragraph (e) include any amendment or supplement thereto at the date of the letter.

          (f) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents and certificates as the Agents may reasonably request with respect to the organization and status of the Company and its subsidiaries, the due authorization by the Company of the transactions contemplated hereby and the due execution and delivery on behalf of the Company of all documents relating to such transactions.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be canceled at any time by the Agents. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     The documents required to be delivered by this Section 5 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Agents, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the date hereof.

     6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company in Sections 1(a),
(b), (c), (d), (e) and (g) and in the penultimate sentence of Section 4(h) as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

          (a) No stop order suspending the effectiveness of either Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) To the extent agreed to between the Company and the Purchaser (whether orally or in writing) in a Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d) (except that references to the Prospectus shall be to the Prospectus as supplemented at the time of execution of the Terms Agreement), (ii) the opinion of the General Counsel or an Associate General Counsel of the Company, dated as of the Closing Date, to the effect set forth in Section 5(b), (iii) the opinion of Cravath, Swaine & Moore, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(c), and (iv) letter of Coopers & Lybrand, independent auditors for the Company, dated as of the Closing Date, to the effect set forth in Section 5(e), such letter to be reasonably satisfactory in substance to the Purchaser.

          (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents of the type referred to in Section 5(f) reasonably satisfactory in form and substance to the Purchaser as the Purchaser may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     7. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company agrees that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if (a) at the Closing Date therefor, any condition set forth in
Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, there shall have been any material adverse change in the condition of the Company and its subsidiaries taken as a whole (it being understood that under no circumstance shall any Agent have any duty or obligation to the Company or to any such person to exercise the judgment permitted to be exercised under this Section 7(b)).

     8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each of you and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in either Registration Statement or in any amendment thereof, or in the Prospectus (if used at any time when, in the opinion of your counsel, the delivery of a prospectus may be required and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability is caused by any such untrue statement or alleged untrue statement or omission or alleged omission made therein based upon and in conformity with written information furnished to the Company by any of you specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Prospectus or any preliminary Prospectus shall not inure to the benefit of any of you (or any person controlling any of you) from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Notes to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Prospectus or any preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented).

     (b) Each of you agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signs either Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to such of you furnished to the Company by such of you specifically for use in the preparation of the documents referred to in the foregoing indemnity.

     (c) If any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. Upon request of the indemnified party, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as they are incurred. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Agents and such control persons of the Agents, such firm shall be designated in writing by Salomon Brothers Inc. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in paragraph (a) or (b) of this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other from the offering of Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and you in connection with the offering of Notes shall be deemed to be in the same proportions as the net proceeds from the offering of Notes (before deducting expenses) received by the Company and the total commissions received by you (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by you if such commissions had been payable) bear to the aggregate principal amount of Notes sold. The relative fault of the Company and you shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amounts paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which Notes were sold by the Company as a result of a solicitation made by such Agent, together with the total price at which Notes that were underwritten and distributed to the public by such Agent as Purchaser were offered to the public, exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents' obligations to contribute pursuant to this paragraph (d) are several, in proportion to the respective principal amounts of Notes placed or purchased by each of such Agents, and not joint.

     9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated by either the Company as to any of you or by any of you insofar as this Agreement relates to such of you, by giving written notice of such termination to such of you or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(g),
Section 8 and Section 10. If at the time of termination (a) the Agent shall own any Notes purchased pursuant to a Terms Agreement with the intention of reselling them or (b) an offer to purchase any of the Notes through an Agent has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Section 4 shall remain in effect until such Notes are so resold or delivered, as the case may be. The provisions of this Agreement (including without limitation Section 7 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement.

     (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Purchaser, impracticable to market such Notes.

     10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of
Section 1, of the fourth paragraph of Section 2(a) and of Sections 4(g) and 8 hereof shall survive the termination or cancelation of this Agreement.

     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telegraphed and confirmed to you at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933, attention of the Assistant Treasurer.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.


                              Very truly yours,

                              JOHNSON & JOHNSON,
                                                by
                                                   --------------------------
                                                   Name:
                                                   Title:


The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

SALOMON BROTHERS INC

By:
   -------------------------
   Name:
   Title:


Merrill Lynch, Pierce, Fenner &
Smith Incorporated
By:
   -------------------------
   Name:
   Title:


Morgan Stanley & Co. Incorporated

By:
   -------------------------
   Name:
   Title:

                         SCHEDULE I


Commissions:
- -----------

                 Unless otherwise agreed and specified in the applicable Pricing Supplement (as defined in the Prospectus Supplement), the Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such Agent:

                 Term                            Commission Rate
                 ----                            ---------------

From 9 months to less than 1 year                      .125%
From 1 year to less than 18 months                     .150%
From 18 months to less than 2 years                    .200%
From 2 years to less than 3 years                      .250%
From 3 years to less than 4 years                      .350%
From 4 years to less than 5 years                      .450%
From 5 years to less than 6 years                      .500%
From 6 years to less than 7 years                      .550%
From 7 years to less than 10 years                     .600%
From 10 years to less than 15 years                    .625%
From 15 years to less than 20 years                    .700%
From 20 years up to and including 30 years             .750%

Unless otherwise specified (whether orally or in writing) in the applicable Terms Agreement, the discount or commission payable to a Purchaser shall be determined on the basis of the commission schedule set forth above.


Address for Notice to you:
- -------------------------

                 Notices to Salomon Brothers Inc shall be directed to it at 7 World Trade Center, New York, New York 10048, Attention of the Medium-Term Note Department.

                 Notices to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be directed to it at World Financial Center (10th Floor), North Tower, New York, New York 10281, Attention of Medium-Term Note Product Management.

                 Notices to Morgan Stanley & Co. Incorporated shall be directed to it at 1251 Avenue of the Americas, New York, New York 10020, Attention of Manager, Credit Department, with a copy to it at 1221 Avenue of the Americas, New York, N.Y. 10020, Attention of Managing Director, Short and Medium-Term Finance Department.

                                                                      EXHIBIT A
                               JOHNSON & JOHNSON

             Medium-Term Note, Series C, Administrative Procedures
                                 October , 1994


                 The Medium-Term Notes, Series C, Due from 9 Months to 30 Years from Date of Issue (the "Notes") of Johnson & Johnson (the "Company") are to be offered on a continuing basis. Each of Salomon Brothers Inc, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as agents (each an "Agent"), has agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a Selling Agency Agreement between the Company and the Agents dated the date hereof (the "Agency Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Notes will be issued under an indenture dated as of September 15, 1987, between the Company and Harris Trust and Savings Bank, an Illinois corporation, as trustee (the "Trustee"), as amended by a First Supplemental Indenture dated as of September 1, 1990, between the Company and the Trustee (as so amended, the "Indenture").

                 Each Note will be represented by either the Master Security (the "Master Security") delivered to Harris Trust and Savings Bank ("Harris"), as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a person designated by such Holder (a "Certificated Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

                 The Master Security shall be in a form approved by the Company, the Agent, DTC and the Trustee. The Trustee shall authenticate the Master Security evidencing the Notes and hold the Master Security as custodian for DTC.

                   The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale of Notes as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its

Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

                 Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". As used herein, the terms "Currency Indexed Notes" and "Other Indexed Notes" shall have the meanings given them in the Prospectus Supplement relating to the Notes. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agency Agreement shall control.


                                     PART I

                         Administrative Procedures for
                         -----------------------------
                                Book-Entry Notes
                                ----------------

                 In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Harris will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and Harris to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between Harris and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

         Issuance:
         --------                                     On or before any date of
                                                      settlement (as defined
                                                      under

                                                      "Settlement" below)
                                                      for one or more Book-Entry
                                                      Notes, the Company will
                                                      deliver one or more
                                                      Pricing Supplements (with
                                                      a Prospectus and
                                                      Prospectus Supplement
                                                      attached thereto unless
                                                      previously delivered to
                                                      Harris) to Harris
                                                      identifying each issue of
                                                      Book-Entry Notes that have
                                                      the same original issue
                                                      date, Interest Payment
                                                      Dates, Record Dates,
                                                      Interest Payment Period,
                                                      reset, extension,
                                                      redemption and repayment
                                                      provisions, if any, Stated
                                                      Maturity Date, and, in the
                                                      case of Fixed Rate Notes,
                                                      interest rate, or, in the
                                                      case of Floating Rate
                                                      Notes, initial interest
                                                      rate, Base Rate, Index
                                                      Maturity, Interest Reset
                                                      Period, Interest Reset
                                                      Dates, Spread and/or
                                                      Spread Multiplier, if any,
                                                      minimum interest rate, if
                                                      any, and maximum interest
                                                      rate, if any, and, in the
                                                      case of Fixed Rate Notes
                                                      or Floating Rate Notes
                                                      that are also Currency
                                                      Indexed Notes, Specified
                                                      Currency, Indexed
                                                      Currency, Face Amount and
                                                      Base Exchange Rate and the
                                                      Base Interest Rate, if
                                                      any, or that are also
                                                      Other Indexed Notes, the
                                                      same terms (all of the
                                                      foregoing are collectively
                                                      referred to as the
                                                      "Terms"). Each Pricing
                                                      Supplement shall be
                                                      accompanied by a letter
                                                      from the Company (i)
                                                      advising Harris that as of
                                                      the date of such letter,
                                                      the Company has issued
                                                      Notes pursuant to the
                                                      Indenture having the Terms
                                                      specified in such Pricing
                                                      Supplement, (ii)
                                                      confirming that such Notes
                                                      are debt obligations of
                                                      the Company referred to
                                                      and then evidenced by the
                                                      Master Security registered
                                                      in the name of CEDE & CO.,
                                                      as nominee for DTC and
                                                      (iii) requesting Harris to
                                                      make an
                                                      appropriate entry
                                                      identifying such debt
                                                      obligations on the records
                                                      of the Company maintained
                                                      by Harris. Each Book-Entry
                                                      Note will be deemed to
                                                      have been dated and issued
                                                      as of the settlement date,
                                                      which date shall be the
                                                      "original issue date".

         Identification
         --------------
         Numbers:
         -------                                      The Company has arranged
                                                      with the CUSIP Service
                                                      Bureau of Standard &
                                                      Poor's Corporation (the
                                                      "CUSIP Service Bureau")
                                                      for the reservation of a
                                                      series of CUSIP numbers,
                                                      which series consists of
                                                      approximately 900 CUSIP
                                                      numbers and relates to
                                                      Book-Entry Notes and
                                                      book-entry medium-term
                                                      notes issued by the
                                                      Company with other series
                                                      designations. Harris, the
                                                      Company and DTC have
                                                      obtained from the CUSIP
                                                      Service Bureau a written
                                                      list of such reserved
                                                      CUSIP numbers. The Company
                                                      will assign CUSIP numbers
                                                      to each issue of
                                                      Book-Entry Notes
                                                      identified by a Pricing
                                                      Supplement as described
                                                      below under Settlement
                                                      Procedure "B". DTC will
                                                      notify the CUSIP Service
                                                      Bureau periodically of the
                                                      CUSIP numbers that the
                                                      Company has assigned to
                                                      each issue of Book-Entry
                                                      Notes. Harris will notify
                                                      the Company at any time
                                                      when fewer than 100 of the
                                                      reserved CUSIP numbers
                                                      remain unassigned to
                                                      issues of Book-Entry
                                                      Notes, and, if it deems
                                                      necessary, the Company
                                                      will reserve additional
                                                      CUSIP numbers for
                                                      assignment to issues of
                                                      Book-Entry Notes. Upon
                                                      obtaining such additional
                                                      CUSIP numbers, the Company
                                                      shall deliver a list of
                                                      such additional CUSIP
                                                      numbers to Harris and DTC.

         Registration:
         ------------                                 The Master Security
                                                      representing the
                                                      Book-Entry Notes will be
                                                      issued only in fully
                                                      registered form without
                                                      coupons. The Master
                                                      Security will be
                                                      registered in the name of
                                                      CEDE & CO., as nominee for
                                                      DTC, on the securities
                                                      register for the Notes
                                                      maintained under the
                                                      Indenture. The beneficial
                                                      owner of a Book-Entry Note
                                                      (or one or more indirect
                                                      participants in DTC
                                                      designated by such owner)
                                                      will designate one or more
                                                      direct participants in DTC
                                                      (with respect to such
                                                      Book-Entry Note, the
                                                      "Participants") to act as
                                                      agent or agents for such
                                                      owner in connection with
                                                      the book-entry system
                                                      maintained by DTC, and DTC
                                                      will record in book-entry
                                                      form, in accordance with
                                                      instructions provided by
                                                      such Participants, a
                                                      credit balance with
                                                      respect to such beneficial
                                                      owner in such Book-Entry
                                                      Note in the account of
                                                      such Participants. The
                                                      ownership interest of such
                                                      beneficial owner (or such
                                                      participant) in such
                                                      Book-Entry Note will be
                                                      recorded through the
                                                      records of such
                                                      Participants or through
                                                      the separate records of
                                                      such Participants and one
                                                      or more indirect
                                                      participants in DTC.

         Transfers:
         ---------                                    Transfers of a Book-Entry
                                                      Note will be accomplished
                                                      by book entries made by
                                                      DTC and, in turn, by
                                                      Participants (and in
                                                      certain cases, one or more
                                                      indirect participants in
                                                      DTC) acting on behalf of
                                                      beneficial transferors and
                                                      transferees of such Note.

         Exchanges:
         ---------                                    Harris may deliver to DTC
                                                      and the CUSIP Service
                                                      Bureau at any time a
                                                      written notice of
                                                      consolidation specifying
                                                      (i) the CUSIP numbers set
                                                      forth on two or more
                                                      Pricing Supplements that
                                                      identify

                                                      (A) Fixed Rate
                                                      Book-Entry Notes having
                                                      the same Terms and for
                                                      which interest has been
                                                      paid to the same date or
                                                      (B) Floating Rate
                                                      Book-Entry Notes having
                                                      the same Terms and for
                                                      which interest has been
                                                      paid to the same date,
                                                      (ii) a date, occurring at
                                                      least 30 days after such
                                                      written notice is
                                                      delivered and at least
                                                      thirty days before the
                                                      next Interest Payment Date
                                                      for such Book-Entry Notes,
                                                      and (iii) a new CUSIP
                                                      number, obtained from the
                                                      Company, to be assigned to
                                                      such Book-Entry Notes
                                                      having the same Terms.
                                                      Upon receipt of such a
                                                      notice, DTC will send to
                                                      its participants
                                                      (including Harris) a
                                                      written reorganization
                                                      notice to the effect that
                                                      such consolidation will
                                                      occur on such date. Prior
                                                      to the specified
                                                      consolidation date, Harris
                                                      will deliver to the CUSIP
                                                      Service Bureau a written
                                                      notice setting forth such
                                                      consolidation date and
                                                      such new CUSIP number and
                                                      stating that, as of such
                                                      consolidation date, the
                                                      old CUSIP numbers of the
                                                      Book-Entry Notes will no
                                                      longer be valid. On the
                                                      specified consolidation
                                                      date, the old CUSIP
                                                      numbers will, in
                                                      accordance with CUSIP
                                                      Service Bureau procedures,
                                                      be canceled and not
                                                      immediately reassigned.

         Maturities:
         ---------                                    Each Book-Entry Note will
                                                      mature on a date not less
                                                      than 9 months nor more
                                                      than 30 years after the
                                                      settlement date for such
                                                      Note.

         Denominations:
         -------------                                Book-Entry Notes will be
                                                      issued in principal
                                                      amounts of $1,000 or any
                                                      amount in excess thereof
                                                      that is an integral
                                                      multiple of $1,000.

         Interest:
         --------                                     General. Interest, if any,
                                                      -------
                                                      on
                                                      each Book-Entry Note
                                                      will accrue from the
                                                      original issue date for
                                                      the first interest period
                                                      or the last date to which
                                                      interest has been paid, if
                                                      any, for each subsequent
                                                      interest period, on such
                                                      Book-Entry Note, and will
                                                      be calculated and paid in
                                                      the manner described in
                                                      the Prospectus Supplement
                                                      (as defined in the Agency
                                                      Agreement), as
                                                      supplemented by the
                                                      applicable Pricing
                                                      Supplement. Unless
                                                      otherwise specified
                                                      therein, each payment of
                                                      interest on a Book-Entry
                                                      Note will include interest
                                                      accrued to but excluding
                                                      the Interest Payment Date
                                                      or to but excluding the
                                                      maturity of any payment of
                                                      principal (hereinafter
                                                      referred to as
                                                      "Maturity"). Interest
                                                      payable at the Maturity of
                                                      a Book-Entry Note will be
                                                      payable to the person to
                                                      whom the principal of such
                                                      Note is payable. Standard
                                                      & Poor's Corporation will
                                                      use the information
                                                      received in the pending
                                                      deposit message described
                                                      under Settlement Procedure
                                                      "C" below in order to
                                                      include the amount of any
                                                      interest payable and
                                                      certain other information
                                                      regarding the related
                                                      Book-Entry Notes in the
                                                      appropriate (daily or
                                                      weekly) bond report
                                                      published by Standard &
                                                      Poor's Corporation.


                                                      Record Dates. The Record
                                                      Date with respect to any
                                                      Interest Payment Date
                                                      shall be the date 15
                                                      calendar days immediately
                                                      preceding such Interest
                                                      Payment Date.


                                                      Interest Payment Dates on
                                                      Fixed Rate Book-Entry
                                                      Notes. Unless otherwise
                                                      specified pursuant to
                                                      Settlement Procedure "A"
                                                      below,
                                                      interest payments
                                                      on Fixed Rate Book-Entry
                                                      Notes will be made
                                                      semiannually on May 15 and
                                                      November 15 of each year
                                                      or annually on July 15 of
                                                      each year and at Maturity;
                                                      provided, however, that,
                                                      unless otherwise specified
                                                      pursuant to Settlement
                                                      Procedure "A" below, in
                                                      the case of a Fixed Rate
                                                      Book-Entry Note issued
                                                      between a Record Date and
                                                      an Interest Payment Date,
                                                      the first interest payment
                                                      will be made on the
                                                      Interest Payment Date
                                                      following the next
                                                      succeeding Record Date.


                                                      Interest Payment Dates on
                                                      Floating Rate Book-Entry
                                                      Notes. Interest payments
                                                      will be made on Floating
                                                      Rate Book-Entry Notes
                                                      monthly, quarterly,
                                                      semiannually or annually.
                                                      Unless otherwise agreed
                                                      upon, interest will be
                                                      payable, in the case of
                                                      Floating Rate Book-Entry
                                                      Notes with a monthly
                                                      Interest Payment Period,
                                                      on the third Wednesday of
                                                      each month; with a
                                                      quarterly Interest Payment
                                                      Period, on the third
                                                      Wednesday of March, June,
                                                      September and December of
                                                      each year; with a
                                                      semiannual Interest
                                                      Payment Period, on the
                                                      third Wednesday of the two
                                                      months specified pursuant
                                                      to Settlement Procedure
                                                      "A" below; and with an
                                                      annual Interest Payment
                                                      Period, on the third
                                                      Wednesday of the month
                                                      specified pursuant to
                                                      Settlement Procedure "A"
                                                      below; provided, however,
                                                      that, unless otherwise
                                                      specified pursuant to
                                                      Settlement Procedure "A"
                                                      below, in the case of a
                                                      Floating Rate Book-Entry
                                                      Note issued between a
                                                      Record Date and an
                                                      Interest Payment Date, the
                                                      first interest payment
                                                      will be
                                                      made on the Interest
                                                      Payment Date following the
                                                      next succeeding Record
                                                      Date.


                                                      Notice of Interest Payment
                                                      and Record Dates. On the
                                                      first Business Day of
                                                      January, April, July and
                                                      October of each year,
                                                      Harris will deliver to the
                                                      Company and DTC a written
                                                      list of Record Dates and
                                                      Interest Payment Dates
                                                      that will occur with
                                                      respect to Book-Entry
                                                      Notes during the six-month
                                                      period beginning on such
                                                      first Business Day.
                                                      Promptly after each
                                                      Interest Determination
                                                      Date for Floating Rate
                                                      Book-Entry Notes, Harris,
                                                      as Calculation Agent, will
                                                      notify Standard & Poor's
                                                      Corporation of the
                                                      interest rates determined
                                                      on such Interest
                                                      Determination Date.

         Calculation of
         --------------
         Interest:
         -------- Fixed Rate Book-Entry Notes. Unless otherwise specified, interest on
                                                      Fixed Rate Book-Entry
                                                      Notes (including interest
                                                      for partial periods) will
                                                      be calculated on the basis
                                                      of a 360-day year of
                                                      twelve 30-day months.


                                                      Floating Rate Book-Entry
                                                      Notes. Interest rates on
                                                      Floating Rate Book-Entry
                                                      Notes will be determined
                                                      as set forth in the
                                                      Prospectus Supplement, as
                                                      supplemented by the
                                                      applicable Pricing
                                                      Supplement. Interest on
                                                      Floating Rate Book-Entry
                                                      Notes, except as otherwise
                                                      set forth therein, will be
                                                      calculated on the basis of
                                                      actual days elapsed and a
                                                      year of 360 days, except
                                                      that in the case of a
                                                      Floating Rate Book-Entry
                                                      Note for which the Base
                                                      Rate is the Treasury Rate,
                                                      interest will be
                                                      calculated on the basis of
                                                      the actual number of days
                                                      in the year.

         Payment of Principal
         --------------------
         and Interest:
         ------------
                                                      Payment of Interest Only.
                                                      Promptly after each Record
                                                      Date, Harris will deliver
                                                      to the Company and DTC a
                                                      written notice setting
                                                      forth, by CUSIP number,
                                                      the amount of interest to
                                                      be paid on each issue of
                                                      Book-Entry Notes on the
                                                      following Interest Payment
                                                      Date (other than an
                                                      Interest Payment Date
                                                      coinciding with Maturity)
                                                      and the total of such
                                                      amounts. DTC will confirm
                                                      the amount payable on each
                                                      issue of Book-Entry Notes
                                                      on such Interest Payment
                                                      Date by reference to the
                                                      appropriate (daily or
                                                      weekly) bond reports
                                                      published by Standard &
                                                      Poor's Corporation. The
                                                      Company will pay to
                                                      Harris, as paying agent,
                                                      the total amount of
                                                      interest due on such
                                                      Interest Payment Date
                                                      (other than at Maturity),
                                                      and Harris will pay such
                                                      amount to DTC, at the
                                                      times and in the manner
                                                      set forth below under
                                                      "Manner of Payment". If
                                                      any Interest Payment Date
                                                      or the Stated Maturity
                                                      Date (or the date of
                                                      redemption or repayment)
                                                      of a Fixed Rate Note falls
                                                      on a day that is not a
                                                      Business Day, the payment
                                                      will be made on the next
                                                      Business Day as if it were
                                                      made on the date such
                                                      payment was due, and no
                                                      interest will accrue on
                                                      the amount so payable for
                                                      the period from and after
                                                      such Interest Payment Date
                                                      or the Stated Maturity
                                                      Date (or the date of
                                                      redemption or repayment),
                                                      as the case may be. If any
                                                      Interest Payment Date for
                                                      any Floating Rate Note
                                                      would fall on a day that
                                                      is not a Business Day with
                                                      respect to such Note, such
                                                      Interest Payment Date will
                                                      be the following day
                                                      that is a Business Day
                                                      with respect to such Note,
                                                      except that, in the case
                                                      of a LIBOR Note, if such
                                                      Business Day is in the
                                                      next succeeding calendar
                                                      month, such Interest
                                                      Payment Date will be the
                                                      immediately preceding day
                                                      that is a Business Day
                                                      with respect to such LIBOR
                                                      Note. If the Stated
                                                      Maturity Date (or date of
                                                      redemption or repayment)
                                                      of any Floating Rate Note
                                                      would fall on a day that
                                                      is not a Business Day, the
                                                      payment of interest and
                                                      principal (and premium, if
                                                      any) may be made on the
                                                      next succeeding Business
                                                      Day, and no interest on
                                                      such payment will accrue
                                                      for the period from and
                                                      after the Stated Maturity
                                                      Date (or the date of
                                                      redemption or repayment).

                                                      Payments at Maturity. On
                                                      or about the first
                                                      Business Day of each
                                                      month, Harris will deliver
                                                      to the Company, DTC and
                                                      the Trustee a written list
                                                      of principal and interest
                                                      to be paid on each issue
                                                      of Book-Entry Notes
                                                      represented by a single
                                                      CUSIP number maturing in
                                                      the following month.
                                                      Harris, the Company and
                                                      DTC will confirm the
                                                      amounts of such principal
                                                      and interest payments with
                                                      respect to each such issue
                                                      of Book-Entry Notes on or
                                                      about the fifth Business
                                                      Day preceding the Maturity
                                                      of such Book-Entry Notes.
                                                      On or before Maturity, the
                                                      Company will pay to
                                                      Harris, as paying agent,
                                                      the principal amount of
                                                      each issue of Book-Entry
                                                      Notes identified by a
                                                      single CUSIP number,
                                                      together with interest due
                                                      at such Maturity. Harris
                                                      will pay such amount to
                                                      DTC at the times and in
                                                      the manner set forth below
                                                      under "Manner of Payment".
                                                      If the

                                                      Maturity of any issue of
                                                      Book-Entry Notes
                                                      identified by a single
                                                      CUSIP number is not a
                                                      Business Day, the payment
                                                      due on such day shall be
                                                      made on the next
                                                      succeeding Business Day
                                                      and no interest shall
                                                      accrue on such payment for
                                                      the period from and after
                                                      such Maturity. Promptly
                                                      after payment to DTC of
                                                      the principal and interest
                                                      due at Maturity of each
                                                      issue of Book-Entry Notes,
                                                      the Trustee will reduce
                                                      the principal amount of
                                                      the Master Security
                                                      representing the
                                                      Book-Entry Notes and so
                                                      advise the Company. On the
                                                      first Business Day of each
                                                      month, Harris will deliver
                                                      to the Trustee a written
                                                      statement indicating the
                                                      total principal amount of
                                                      outstanding Book-Entry
                                                      Notes as of the
                                                      immediately preceding
                                                      Business Day.

                                                      Manner of Payment. The
                                                      total amount of any
                                                      principal and interest due
                                                      on each issue of
                                                      Book-Entry Notes
                                                      identified by a single
                                                      CUSIP number on any
                                                      Interest Payment Date or
                                                      at Maturity shall be paid
                                                      by the Company to Harris
                                                      in immediately available
                                                      funds no later than 9:30
                                                      a.m. (New York City time)
                                                      on such date. The Company
                                                      will make such payment on
                                                      each such issue of
                                                      Book-Entry Notes by
                                                      instructing Harris to
                                                      withdraw funds from an
                                                      account maintained by the
                                                      Company at Harris or by
                                                      wire transfer to Harris.
                                                      The Company will confirm
                                                      any such instructions in
                                                      writing to Harris. Prior
                                                      to 10 A.M. (New York City
                                                      time) on the date of
                                                      Maturity or as soon as
                                                      possible thereafter,
                                                      Harris will pay by
                                                      separate wire transfer
                                                      (using Fedwire message
                                                      entry instructions
                                                      in a form previously
                                                      specified by DTC) to an
                                                      account at the Federal
                                                      Reserve Bank of New York
                                                      previously specified by
                                                      DTC, in funds available
                                                      for immediate use by DTC,
                                                      each payment of principal
                                                      and interest due on each
                                                      issue of Book-Entry Notes
                                                      on such date. On each
                                                      Interest Payment Date
                                                      (other than at Maturity),
                                                      interest payments shall be
                                                      made to DTC, in funds
                                                      available for immediate
                                                      use by DTC, in accordance
                                                      with existing arrangements
                                                      between Harris and DTC. On
                                                      each such date, DTC will
                                                      pay, in accordance with
                                                      its SDFS operating
                                                      procedures then in effect,
                                                      such amounts in funds
                                                      available for immediate
                                                      use to the respective
                                                      Participants in whose
                                                      names the Book-Entry Notes
                                                      represented by the Master
                                                      Security are recorded in
                                                      the book-entry system
                                                      maintained by DTC. None of
                                                      the Company (as issuer or
                                                      as paying agent), the
                                                      Trustee or Harris shall
                                                      have any direct
                                                      responsibility or
                                                      liability for the payment
                                                      by DTC to such
                                                      Participants of the
                                                      principal of and interest
                                                      on the Book-Entry Notes.

                                                      Withholding Taxes. The
                                                      amount of any taxes
                                                      required under applicable
                                                      law to be withheld from
                                                      any interest payment on a
                                                      Book-Entry Note will be
                                                      determined and withheld by
                                                      the Participant, indirect
                                                      participant in DTC or
                                                      other person responsible
                                                      for forwarding payments
                                                      and materials directly to
                                                      the beneficial owner of
                                                      such Note.

         Procedure for Rate
         Setting and Posting:
                                                      The Company and the Agents
                                                      will discuss from time to
                                                      time the aggregate
                                                      principal amount of, the
                                                      issuance price of, and the
                                                      interest rates to be borne
                                                      by, Book-Entry Notes that
                                                      may be sold as a result of
                                                      the solicitation of orders
                                                      by the Agents. If the
                                                      Company decides to set
                                                      prices of, and rates borne
                                                      by, any Book-Entry Notes
                                                      in respect of which the
                                                      Agents are to solicit
                                                      orders (the setting of
                                                      such prices and rates to
                                                      be referred to herein as
                                                      "posting") or if the
                                                      Company decides to change
                                                      prices or rates previously
                                                      posted by it, it will
                                                      promptly advise the Agents
                                                      of the prices and rates to
                                                      be posted.

         Acceptance and
         Rejection of Orders:
                                                      Unless otherwise
                                                      instructed by the Company,
                                                      each Agent will advise the
                                                      Company promptly by
                                                      telephone of all orders to
                                                      purchase Book-Entry Notes
                                                      received by such Agent,
                                                      other than those rejected
                                                      by it in whole or in part
                                                      in the reasonable exercise
                                                      of its discretion. Unless
                                                      otherwise agreed by the
                                                      Company and the Agents,
                                                      the Company has the right
                                                      to accept orders to
                                                      purchase Book-Entry Notes
                                                      and may reject any such
                                                      orders in whole or in
                                                      part.

         Preparation of
         Pricing Supplement:
                                                      If any order to purchase a
                                                      Book-Entry Note is
                                                      accepted by or on behalf
                                                      of the Company, the Agent
                                                      which presented the order
                                                      (the "Presenting Agent")
                                                      will prepare a pricing
                                                      supplement (a "Pricing
                                                      Supplement") reflecting
                                                      the terms of such
                                                      Book-Entry Note and will
                                                      deliver such Pricing
                                                      Supplement to the Company
                                                      for its review and
                                                      approval. The Presenting
                                                      Agent will make any
                                                      necessary changes to such
                                                      Pricing Supplement
                                                      requested by the Company
                                                      and promptly deliver a
                                                      revised Pricing Supplement
                                                      to the Company. The

                                                      Company will arrange to
                                                      have ten copies of the
                                                      final Pricing Supplement
                                                      timely filed with the
                                                      Commission in accordance
                                                      with the applicable
                                                      paragraph of Rule 424(b)
                                                      under the Act. The
                                                      Presenting Agent will
                                                      cause a Prospectus and
                                                      Pricing Supplement to be
                                                      delivered to the purchaser
                                                      of such Book-Entry Note.
                                                      The Company will be
                                                      responsible for any
                                                      necessary deliveries of
                                                      the Prospectus and of any
                                                      Pricing Supplement to
                                                      Harris, the Trustee and
                                                      DTC.


                                                      In each instance that a
                                                      Pricing Supplement is
                                                      prepared, the Presenting
                                                      Agent will affix the
                                                      Pricing Supplement to
                                                      Prospectuses prior to
                                                      their use. Outdated
                                                      Pricing Supplements (other
                                                      than those retained for
                                                      files) will be destroyed.

         Suspension of
         Solicitation; Amendment or
         Supplement:
                                                      Subject to the Company's
                                                      representations,
                                                      warranties and covenants
                                                      contained in the Agency
                                                      Agreement, the Company may
                                                      instruct the Agents to
                                                      suspend at any time, for
                                                      any period of time or
                                                      permanently, the
                                                      solicitation of orders to
                                                      purchase Book-Entry Notes.
                                                      Upon receipt of such
                                                      instructions, the Agents
                                                      will forthwith suspend
                                                      solicitation until such
                                                      time as the Company has
                                                      advised them that such
                                                      solicitation may be
                                                      resumed.


                                                      In the event that at the
                                                      time the Company suspends
                                                      solicitation of purchases
                                                      there shall be any orders
                                                      outstanding for
                                                      settlement, the Company
                                                      will promptly advise the
                                                      Agents, the Trustee and
                                                      Harris whether such orders
                                                      may be settled and whether
                                                      copies of the

                                                      Prospectus as in effect at
                                                      the time of the
                                                      suspension, together with
                                                      the appropriate Pricing
                                                      Supplement, may be
                                                      delivered in connection
                                                      with the settlement of
                                                      such orders. The Company
                                                      will have the sole
                                                      responsibility for such
                                                      decision and for any
                                                      arrangements that may be
                                                      made in the event that the
                                                      Company determines that
                                                      such orders may not be
                                                      settled or that copies of
                                                      such Prospectus may not be
                                                      so delivered.


                                                      If the Company decides to
                                                      amend or supplement the
                                                      Registration Statement (as
                                                      defined in the Agency
                                                      Agreement) or the
                                                      Prospectus, it will
                                                      promptly advise the Agents
                                                      and furnish the Agents
                                                      with the proposed
                                                      amendment or supplement
                                                      and with such certificates
                                                      and opinions as are
                                                      required, all to the
                                                      extent required by and in
                                                      accordance with the terms
                                                      of the Agency Agreement.
                                                      Subject to the provisions
                                                      of the Agency Agreement,
                                                      the Company may file with
                                                      the Commission any such
                                                      supplement to the
                                                      Prospectus relating to the
                                                      Notes. The Company will
                                                      provide the Agents, the
                                                      Trustee and Harris with
                                                      copies of any such
                                                      supplement, and confirm to
                                                      the Agents that such
                                                      supplement has been filed
                                                      with the Commission
                                                      pursuant to the applicable
                                                      paragraph of Rule 424(b).

         Procedures For
         Rate Changes:
                                                      When the Company has
                                                      determined to change the
                                                      interest rates of
                                                      Book-Entry Notes being
                                                      offered, it will promptly
                                                      advise the Agents and the
                                                      Agents will forthwith
                                                      suspend solicitation of
                                                      orders. The Agents will
                                                      telephone the Company
                                                      with recommendations as to
                                                      the changed interest
                                                      rates. At such time as the
                                                      Company has advised the
                                                      Agents of the new interest
                                                      rates, the Agents may
                                                      resume solicitation of
                                                      orders. Until such time
                                                      only "indications of
                                                      interest" may be recorded.

         Delivery of
         Prospectus:
                                                      A copy of the Prospectus
                                                      and a Pricing Supplement
                                                      relating to a Book-Entry
                                                      Note must accompany or
                                                      precede the earliest of
                                                      any written offer of such
                                                      Book-Entry Note,
                                                      confirmation of the
                                                      purchase of such
                                                      Book-Entry Note and
                                                      payment for such
                                                      Book-Entry Note by its
                                                      purchaser. If notice of a
                                                      change in the terms of the
                                                      Book-Entry Notes is
                                                      received by the Agents
                                                      between the time an order
                                                      for a Book-Entry Note is
                                                      placed and the time
                                                      written confirmation
                                                      thereof is sent by the
                                                      Presenting Agent to a
                                                      customer or his agent,
                                                      such confirmation shall be
                                                      accompanied by a
                                                      Prospectus and Pricing
                                                      Supplement setting forth
                                                      the terms in effect when
                                                      the order was placed.
                                                      Subject to "Suspension of
                                                      Solicitation; Amendment or
                                                      Supplement" above, the
                                                      Presenting Agent will
                                                      deliver a Prospectus and
                                                      Pricing Supplement as
                                                      herein described with
                                                      respect to each Book-Entry
                                                      Note sold by it. The
                                                      Company will make such
                                                      delivery if such
                                                      Book-Entry Note is sold
                                                      directly by the Company to
                                                      a purchaser (other than an
                                                      Agent).

         Confirmation:
                                                      For each order to purchase
                                                      a Book-Entry Note
                                                      solicited by any Agent and
                                                      accepted by or on behalf
                                                      of the Company, the
                                                      Presenting Agent will
                                                      issue a confirmation to
                                                      the purchaser, with a copy
                                                      to the

                                                      Company, setting forth the
                                                      details set forth above
                                                      and delivery and payment
                                                      instructions.
         Settlement:
         ----------
                                                      The receipt by the Company
                                                      of immediately available
                                                      funds in payment for a
                                                      Book-Entry Note and
                                                      receipt by Harris of a
                                                      properly completed Pricing
                                                      Supplement shall
                                                      constitute "settlement"
                                                      with respect to such
                                                      Book-Entry Note. All
                                                      orders accepted by the
                                                      Company will be settled on
                                                      the fifth Business Day
                                                      following the date of sale
                                                      of such Book-Entry Note
                                                      pursuant to the timetable
                                                      for settlement set forth
                                                      below unless the Company
                                                      and the purchaser agree to
                                                      settlement on another day
                                                      which shall be no earlier
                                                      than the next Business Day
                                                      following the date of
                                                      sale.

         Settlement
         ----------
         Procedures:
         ----------
                                                      Settlement Procedures with
                                                      regard to each Book-Entry
                                                      Note sold by the Company
                                                      through any Agent, as
                                                      agent, shall be as
                                                      follows:

                                                      A.  The Presenting Agent
                                                          will advise the
                                                          Company by telephone
                                                          of the following
                                                          settlement
                                                          information:

                                                      1.  Principal amount.

                                                      2.  Stated Maturity Date
                                                          and, if applicable,
                                                          the Extension Period
                                                          and Final Maturity
                                                          Date.


                                                      3.  In the case of a Fixed
                                                          Rate Book-Entry Note,
                                                          the interest rate or,
                                                          in the case of a
                                                          Floating Rate
                                                          Book-Entry Note, the
                                                          Base Rate, initial
                                                          interest rate (if
                                                          known at such time),
                                                          Index Maturity,

                                                          Interest Reset Period,
                                                          Interest Reset Dates,
                                                          Spread and/or Spread
                                                          Multiplier (if any),
                                                          minimum interest rate
                                                          (if any) and maximum
                                                          interest rate (if
                                                          any).

                                                      4.  In the case of a
                                                          Currency Indexed Note,
                                                          the Specified
                                                          Currency, the Indexed
                                                          Currency, the Face
                                                          Amount, the Base
                                                          Exchange Rate, Base
                                                          Interest Rate, if any,
                                                          the Determination
                                                          Agent and the
                                                          Reference Dealers, and
                                                          in the case of an
                                                          Other Indexed Note,
                                                          the terms thereof.

                                                      5.  Interest Payment Dates
                                                          and the Interest
                                                          Payment Period.

                                                      6.  Optional Reset Dates,
                                                          if any.

                                                      7.  Redemption provisions,
                                                          if any.

                                                      8.  Repayment provisions,
                                                          if any.

                                                      9.  Settlement date.

                                                      10. Price.

                                                      11. Presenting Agent's
                                                          commission, determined
                                                          as provided in Section
                                                          2 of the Agency
                                                          Agreement.

                                                      12. Whether such
                                                          Book-Entry Note is
                                                          issued at an original
                                                          issue discount and, if
                                                          so, the total amount
                                                          of OID, the yield to
                                                          maturity and the
                                                          initial accrual period
                                                          OID.

                                                      B.  The Company will
                                                          assign a CUSIP number
                                                          to each issue of
                                                          Book-Entry Notes with
                                                          the same Terms
                                                          specified in a Pricing
                                                          Supplement and then
                                                          advise Harris by
                                                          telephone (confirmed
                                                          in writing at any time
                                                          on the same date) or
                                                          electronic
                                                          transmission of the
                                                          information set forth
                                                          in Settlement
                                                          Procedure "A" above,
                                                          such CUSIP number and
                                                          the name of the
                                                          Presenting Agent. The
                                                          Company will also
                                                          notify the Presenting
                                                          Agent by telephone of
                                                          such CUSIP number as
                                                          soon as practicable.
                                                          Each such
                                                          communication by the
                                                          Company shall
                                                          constitute a
                                                          representation and
                                                          warranty by the
                                                          Company to Harris, the
                                                          Trustee and the Agents
                                                          that (i) such
                                                          Book-Entry Notes are
                                                          then, and at the time
                                                          of issuance and sale
                                                          thereof will be, duly
                                                          authorized for
                                                          issuance and sale by
                                                          the Company, (ii) such
                                                          Book-Entry Notes, will
                                                          conform with the terms
                                                          of the Indenture and
                                                          (iii) after giving
                                                          effect to the issuance
                                                          of such Book-Entry
                                                          Notes and any other
                                                          Securities (as defined
                                                          in the Agency
                                                          Agreement) to be
                                                          issued on or prior to
                                                          the settlement date
                                                          for the sale of such
                                                          Book-Entry Notes, the
                                                          aggregate amount of
                                                          Securities which have
                                                          been issued and sold
                                                          by the Company will
                                                          not exceed the amount
                                                          of Securities
                                                          registered under the
                                                          Registration Statement
                                                          (as
                                                          defined in the Agency
                                                          Agreement).

                                                      C.  Harris will enter a
                                                          pending deposit
                                                          message through DTC's
                                                          Participant Terminal
                                                          System providing the
                                                          following settlement
                                                          information to DTC
                                                          (which shall route
                                                          such information to
                                                          Standard & Poor's
                                                          Corporation),
                                                          Interactive Data
                                                          Corporation, the
                                                          Presenting Agent and,
                                                          upon request, the
                                                          Trustee:

                                                      1.  The information set
                                                          forth in Settlement
                                                          Procedure "A".

                                                      2.  Identification as a
                                                          Fixed Rate Book-Entry
                                                          Note or a Floating
                                                          Rate Book-Entry Note.

                                                      3.  Initial Interest
                                                          Payment Date for each
                                                          issue of Book-Entry
                                                          Notes, number of days
                                                          by which such date
                                                          follows the related
                                                          Record Date (which
                                                          shall be the Record
                                                          Date as defined in the
                                                          Prospectus Supplement)
                                                          and amount of interest
                                                          payable on such
                                                          Interest Payment Date.

                                                      4.  The Interest Payment
                                                          Period.

                                                      5.  CUSIP number of such
                                                          issue of Book-Entry
                                                          Notes.

                                                      6.  Whether such CUSIP
                                                          number will identify
                                                          any other issue of
                                                          Book-Entry Notes (to
                                                          the extent known at
                                                          such time).

                                                      7.  Numbers of the
                                                          participant accounts
                                                          maintained by DTC on
                                                          behalf of Harris, the
                                                          Trustee and the
                                                          Presenting Agent.

                                                  D.   To the extent the Company
                                                       has not already done so,
                                                       the Company will deliver
                                                       to Harris a Pricing
                                                       Supplement in a form that
                                                       has been approved by the
                                                       Company, the Agents and
                                                       Harris.

                                                  E.   DTC will credit such
                                                       Book-Entry Notes to
                                                       Harris's participant
                                                       account at DTC.

                                                  F.   Harris will enter an SDFS
                                                       deliver order through
                                                       DTC's Participant
                                                       Terminal System
                                                       instructing DTC to (i)
                                                       debit such Book-Entry
                                                       Notes to Harris's
                                                       participant account and
                                                       credit such Book-Entry
                                                       Notes to the Presenting
                                                       Agent's participant
                                                       account and (ii) debit
                                                       the Presenting Agent's
                                                       settlement account and
                                                       credit Harris's
                                                       settlement account for an
                                                       amount equal to the price
                                                       of such Book-Entry Notes
                                                       less the Presenting
                                                       Agent's commission. The
                                                       entry of such a deliver
                                                       order shall constitute a
                                                       representation and
                                                       warranty by Harris to DTC
                                                       that (i) such Book-Entry
                                                       Notes have been duly
                                                       authorized and issued and
                                                       (ii) Harris is holding
                                                       the Master Security
                                                       representing such
                                                       Book-Entry Notes pursuant
                                                       to the Medium-Term Note
                                                       Certificate Agreement
                                                       between Harris and DTC.

                                                  G.   The Presenting Agent will
                                                       enter an SDFS deliver
                                                       order through DTC's
                                                       Participant Terminal
                                                       System instructing DTC
                                                       (i) to debit such
                                                       Book-Entry Note to the
                                                       Presenting Agent's
                                                       participant account and
                                                       credit such Book-Entry
                                                       Note to the participant
                                                       accounts of the
                                                       Participants with respect
                                                       to such Book-Entry Note
                                                       and (ii) to debit the
                                                       settlement accounts of
                                                       such Participants and
                                                       credit the settlement
                                                       account of the Presenting
                                                       Agent for an amount equal
                                                       to the price of such
                                                       Book-Entry Note.

                                                  H.   Transfers of funds in
                                                       accordance with SDFS
                                                       deliver orders described
                                                       in Settlement Procedures
                                                       "F" and "G" will be
                                                       settled in accordance
                                                       with SDFS operating
                                                       procedures in effect on
                                                       the settlement date.

                                                  I.   Harris will, upon receipt
                                                       of funds from the Agent
                                                       in accordance with
                                                       Settlement Procedure "F",
                                                       credit to an account of
                                                       the Company maintained at
                                                       Harris (or wire transfer
                                                       to an account of the
                                                       Company maintained at
                                                       another bank in the
                                                       United States, as
                                                       directed in writing by
                                                       the Company) funds
                                                       available for immediate
                                                       use in the amount
                                                       transferred to Harris in
                                                       accordance with
                                                       Settlement Procedure "F".

                                                  J.   The Presenting Agent will
                                                       confirm the purchase of
                                                       such Book-Entry Notes to
                                                       the purchaser either by
                                                       transmitting to the

                                                       Participants with respect
                                                       to such Book-Entry Notes
                                                       a confirmation order or
                                                       orders through DTC's
                                                       institutional delivery
                                                       system or by mailing a
                                                       written confirmation to
                                                       such purchaser.

          Settlement
          ----------
          Procedures Timetable:
          ---------- ---------                        For orders of Book-Entry
                                                      Notes solicited by any
                                                      Agent and accepted by the
                                                      Company for settlement on
                                                      the first Business Day
                                                      after the sale date,
                                                      Settlement Procedures "A"
                                                      through "J" set forth
                                                      above shall be completed
                                                      as soon as possible but
                                                      not later than the
                                                      respective times (New York
                                                      City time) set forth
                                                      below:

                           Settlement
                           ----------
                           Procedure                                   Time
                           ---------                                   ----
                               A                   11:00 A.M. on the sale date
                               B                   12:00 Noon on the sale date
                               C                    2:00 P.M. on the sale date
                               D                    3:00 P.M. on the day before
                                                           settlement

                               E                   10:00 A.M. on settlement date
                               F-G                  2:00 P.M. on settlement date
                               H                    4:45 P.M. on settlement date
                               I-J                  5:00 P.M. on settlement date


                                                       If a sale is to be
                                                      settled more than one
                                                      Business Day after the
                                                      sale date, Settlement
                                                      Procedures "A", "B" and
                                                      "C" shall be
                                                      completed as soon as
                                                      practicable but no later
                                                      than 11:00 A.M. and 12:00
                                                      Noon on the first Business
                                                      Day after the sale date
                                                      and no later than 2:00
                                                      P.M. on the Business Day
                                                      before the settlement
                                                      date, respectively. If the
                                                      initial interest rate for
                                                      a Floating Rate Book-Entry
                                                      Note has not been
                                                      determined at the time
                                                      that Settlement Procedure
                                                      "A" is completed,
                                                      Settlement Procedures "B"
                                                      and "C" shall be completed
                                                      as soon as such rate has
                                                      been determined but no
                                                      later than 12:00 Noon and
                                                      2:00 P.M., respectively,
                                                      on the Business Day before
                                                      the settlement date.
                                                      Settlement Procedure "H"
                                                      is subject to extension in
                                                      accordance with any
                                                      extension of Fedwire
                                                      closing deadlines and in
                                                      the other events specified
                                                      in SDFS operating
                                                      procedures in effect on
                                                      the settlement date.

                                                      If settlement of a
                                                      Book-Entry Note is
                                                      rescheduled or canceled,
                                                      Harris will deliver to
                                                      DTC, through DTC's
                                                      Participant Terminal
                                                      System, a cancelation
                                                      message to such effect by
                                                      no later than 2:00 P.M. on
                                                      the Business Day
                                                      immediately preceding the
                                                      scheduled settlement date.

          Failure to Settle:
          -----------------
                                                       If Harris fails to enter
                                                      an SDFS deliver order with
                                                      respect to a Book-Entry
                                                      Note pursuant to
                                                      Settlement Procedure "F",
                                                      Harris may deliver to DTC,
                                                      through DTC's Participant
                                                      Terminal System, as soon
                                                      as practicable, a
                                                      withdrawal message
                                                      instructing DTC to debit
                                                      such Book-Entry Note to
                                                      Harris's participant
                                                      account. DTC will process
                                                      the withdrawal message,
                                                      provided that Harris's
                                                      participant account
                                                      contains a principal
                                                      amount of Book-Entry Notes
                                                      represented by the Master
                                                      Security that is at least
                                                      equal to the principal
                                                      amount to be debited. If a
                                                      withdrawal message is
                                                      processed with respect to
                                                      all the Book-Entry Notes
                                                      identified by a single
                                                      CUSIP number, the Trustee
                                                      will advise the Company
                                                      and Harris, and Harris
                                                      will make appropriate
                                                      entries in its records.
                                                      The CUSIP number assigned
                                                      to such Book-Entry Notes
                                                      shall, in accordance with
                                                      CUSIP Service Bureau
                                                      procedures, be canceled
                                                      and not immediately
                                                      reassigned. If a
                                                      withdrawal message is
                                                      processed with respect to
                                                      one or more, but not all,
                                                      of the Book-Entry Notes
                                                      identified by a single
                                                      CUSIP number, the Trustee
                                                      will advise the Company
                                                      and Harris, and Harris
                                                      will make appropriate
                                                      entries in its records.

                                                      If the purchase price for
                                                      any Book-Entry Note is not
                                                      timely paid to the
                                                      Participants with respect
                                                      to such Note by the
                                                      beneficial purchaser
                                                      thereof (or a person,
                                                      including an indirect
                                                      participant in DTC, acting
                                                      on behalf of such
                                                      purchaser), such
                                                      Participants and, in turn,
                                                      the Presenting Agent may
                                                      enter SDFS deliver orders
                                                      through DTC's Participant
                                                      Terminal System reversing
                                                      the orders entered
                                                      pursuant to Settlement
                                                      Procedures "F" and "G",
                                                      respectively. Thereafter,
                                                      Harris will deliver the
                                                      withdrawal message and
                                                      take the related actions
                                                      described in the preceding
                                                      paragraph. If such failure
                                                      shall have occurred for
                                                      any reason other than a
                                                      default by the Presenting
                                                      Agent in the performance
                                                      of its obligations
                                                      hereunder and under the
                                                      Agency Agreement, then the
                                                      Company will reimburse the
                                                      Presenting Agent or
                                                      Harris, as applicable, on
                                                      an equitable basis for the
                                                      loss of the use of the
                                                      funds during the period
                                                      when they were credited to
                                                      the account of the
                                                      Company.

                                                      Notwithstanding the
                                                      foregoing, upon any
                                                      failure to settle with
                                                      respect to a Book-Entry
                                                      Note, DTC
                                                      may take any actions in
                                                      accordance with its SDFS
                                                      operating procedures then
                                                      in effect.

          Trustee and Harris
          ------------------
          Not to Risk Funds:
          -----------------
                                                       Nothing herein shall be
                                                      deemed to require the
                                                      Trustee or Harris to risk
                                                      or expend its own funds in
                                                      connection with any
                                                      payment to the Company,
                                                      DTC, the Agents or the
                                                      purchaser, it being
                                                      understood by all parties
                                                      that payments made by the
                                                      Trustee or Harris to the
                                                      Company, DTC, the Agents
                                                      or the purchaser shall be
                                                      made only to the extent
                                                      that funds are provided to
                                                      the Trustee or Harris for
                                                      such purpose.

          Authenticity of
          ---------------
          Signatures:
          ----------                                  The Company will cause
                                                      the Trustee to furnish the
                                                      Agents with the specimen
                                                      signature of the Trustee's
                                                      officer who has been
                                                      authorized by the Trustee
                                                      to authenticate the Master
                                                      Security, but no Agent
                                                      will have any obligation
                                                      or liability to the
                                                      Company or the Trustee in
                                                      respect of the
                                                      authenticity of the
                                                      signature of the officer,
                                                      employee or agent of the
                                                      Company or the Trustee on
                                                      the Master Security.
          Periodic Statements
          -------------------
          from Harris:
          -----------
                                                       Periodically, Harris will
                                                      send to the Company a
                                                      statement setting forth
                                                      the principal amount of
                                                      Book-Entry Notes
                                                      outstanding as of that
                                                      date and setting forth a
                                                      brief description of any
                                                      sales of Book-Entry Notes
                                                      of which the Company has
                                                      advised Harris but which
                                                      have not yet been settled.

                                    PART II

                Administrative Procedures for Certificated Notes


                 The Trustee will serve as registrar and transfer agent in connection with the Certificated Notes.


         Issuance:
         --------
                                                      Each Certificated Note
                                                      will be dated and issued
                                                      as of the date of its
                                                      authentication by the
                                                      Trustee. Each Certificated
                                                      Note will bear an Original
                                                      Issue Date, which will be
                                                      (i) with respect to an
                                                      original Certificated Note
                                                      (or any portion thereof),
                                                      its original issuance date
                                                      (which will be the
                                                      settlement date) and (ii)
                                                      with respect to any
                                                      Certificated Note (or
                                                      portion thereof) issued
                                                      subsequently upon transfer
                                                      or exchange of a
                                                      Certificated Note or in
                                                      lieu of a destroyed, lost
                                                      or stolen Certificated
                                                      Note, the Original Issue
                                                      Date of the predecessor
                                                      Certificated Note,
                                                      regardless of the date of
                                                      authentication of such
                                                      subsequently issued
                                                      Certificated Note.

         Registration:
         ------------
                                                      Certificated Notes will be
                                                      issued only in fully
                                                      registered form without
                                                      coupons.

         Transfers and
         -------------
         Exchanges:
         ---------
                                                      A Certificated Note may be
                                                      presented for transfer or
                                                      exchange at the principal
                                                      corporate trust office of
                                                      the Trustee. Certificated
                                                      Notes will be exchangeable
                                                      for other Certificated
                                                      Notes having identical
                                                      terms but different
                                                      authorized denominations.
                                                      Certificated Notes will
                                                      not be exchangeable for
                                                      Book-Entry Notes.

         Maturities:
         ----------
                                                      Each Certificated Note
                                                      will mature
                                                      on a date not less than 9
                                                      months nor more than 30
                                                      years after the settlement
                                                      date for such Note.
         Denominations:
         -------------
                                                      The denomination of any
                                                      Certificated Note
                                                      denominated in U.S.
                                                      dollars will be a minimum
                                                      of $1,000 or any amount in
                                                      excess thereof that is an
                                                      integral multiple of
                                                      $1,000. The authorized
                                                      denominations of
                                                      Certificated Notes
                                                      denominated in any other
                                                      currency will be specified
                                                      pursuant to "Settlement
                                                      Procedures" below.

         Interest:
         --------
                                                      General. Interest, if any,
                                                      on each Certificated Note
                                                      will accrue from the
                                                      original issue date for
                                                      the first interest period
                                                      or the last date to which
                                                      interest has been paid, if
                                                      any, for each subsequent
                                                      interest period, and will
                                                      be calculated and paid in
                                                      the manner described in
                                                      such Note and in the
                                                      Prospectus, as
                                                      supplemented by the
                                                      applicable Pricing
                                                      Supplement. Unless
                                                      otherwise specified
                                                      therein, each payment of
                                                      interest on a Certificated
                                                      Note will include interest
                                                      accrued to but excluding
                                                      the Interest Payment Date
                                                      (provided that, in the
                                                      case of Certificated Notes
                                                      which reset daily or
                                                      weekly, interest payments
                                                      will include accrued
                                                      interest to but excluding
                                                      the Record Date
                                                      immediately preceding the
                                                      Interest Payment Date) or
                                                      to but excluding Maturity.

                                                      Record Dates. The Record
                                                      Date with respect to any
                                                      Interest Payment Date
                                                      shall be the date 15
                                                      calendar days immediately
                                                      preceding such Interest
                                                      Payment Date.

                                                      Fixed Rate Certificated
                                                      Notes. Unless otherwise
                                                      specified pursuant to
                                                      Settlement Procedure "A"
                                                      below, interest payments
                                                      on Fixed Rate Certificated
                                                      Notes will be made
                                                      semiannually on May 15 and
                                                      November 15 of each year
                                                      or annually on July 15 of
                                                      each year and at Maturity;
                                                      provided, however, that,
                                                      unless otherwise specified
                                                      pursuant to Settlement
                                                      Procedure "A" below, in
                                                      the case of a Fixed Rate
                                                      Certificated Note issued
                                                      between a Record Date and
                                                      an Interest Payment Date,
                                                      the first interest payment
                                                      will be made on the
                                                      Interest Payment Date
                                                      following the next
                                                      succeeding Record Date.

                                                      Floating Rate Certificated
                                                      Notes. Interest payments
                                                      will be made on Floating
                                                      Rate Certificated Notes
                                                      monthly, quarterly,
                                                      semiannually or annually.
                                                      Interest will be payable,
                                                      in the case of Floating
                                                      Rate Certificated Notes
                                                      with a monthly Interest
                                                      Payment Period, on the
                                                      third Wednesday of each
                                                      month; with a quarterly
                                                      interest Payment Period,
                                                      on the third Wednesday of
                                                      March, June, September and
                                                      December of each year;
                                                      with a semiannual Interest
                                                      Payment Period, on the
                                                      third Wednesday of the two
                                                      months specified pursuant
                                                      to Settlement Procedure
                                                      "A" below; and with an
                                                      annual Interest Payment
                                                      Period, on the third
                                                      Wednesday of the month
                                                      specified pursuant to
                                                      Settlement Procedure "A"
                                                      below; provided, however,
                                                      that, unless otherwise
                                                      specified pursuant to
                                                      Settlement Procedure "A"
                                                      Below, in the case of a
                                                      Floating Rate Certificated
                                                      Note issued between a
                                                      Record Date
                                                      and an Interest Payment
                                                      Date, the first interest
                                                      payment will be made on
                                                      the Interest Payment Date
                                                      following the next
                                                      succeeding Record Date.
         Calculation of Interest:
         -----------------------
                                                      Fixed Rate Certificated
                                                      Notes. Unless otherwise
                                                      specified pursuant to
                                                      Settlement Procedure "A"
                                                      below, interest on Fixed
                                                      Rate Certificated Notes
                                                      (including interest for
                                                      partial periods) will be
                                                      calculated on the basis of
                                                      a 360-day year of twelve
                                                      30-day months.

                                                      Floating Rate Certificated
                                                      Notes. Interest rates on
                                                      Floating Rate Certificated
                                                      Notes will be determined
                                                      as set forth in the form
                                                      of Notes. Interest on
                                                      Floating Rate Certificated
                                                      Notes, except as otherwise
                                                      set forth therein, will be
                                                      calculated on the basis of
                                                      actual days elapsed and a
                                                      year of 360 days, except
                                                      that in the case of a
                                                      Floating Rate Certificated
                                                      Note for which the Base
                                                      Rate is the Treasury Rate,
                                                      interest will be
                                                      calculated on the basis of
                                                      the actual number of days
                                                      in the year.

         Payments of
         -----------
         Principal and Interest:
         ----------------------
                                                      Promptly after each Record
                                                      Date, the Trustee will
                                                      furnish the Company with a
                                                      list of interest payments
                                                      to be made on the
                                                      following Interest Payment
                                                      Date for each Certificated
                                                      Note and in total for all
                                                      Certificated Notes. The
                                                      Trustee will provide
                                                      monthly to the Company
                                                      lists of principal and
                                                      interest, to the extent
                                                      ascertainable, to be paid
                                                      on Certificated Notes
                                                      maturing in the next
                                                      month. The Company will
                                                      provide to the Trustee not
                                                      later than any payment
                                                      date sufficient
                                                      moneys to pay in full all
                                                      principal and interest
                                                      payments due on such
                                                      payment date. The Trustee
                                                      shall make all such
                                                      payments in accordance
                                                      with the terms of the
                                                      Notes.

                                                      The Trustee will be
                                                      responsible for
                                                      withholding taxes on
                                                      interest paid on
                                                      Certificated Notes as
                                                      required by applicable
                                                      law.

                                                      If any Interest Payment
                                                      Date or the Stated
                                                      Maturity Date (or the date
                                                      of redemption or
                                                      repayment) of a Fixed Rate
                                                      Note falls on a day that
                                                      is not a Business Day, the
                                                      payment will be made on
                                                      the next Business Day as
                                                      if it were made on the
                                                      date such payment was due,
                                                      and no interest will
                                                      accrue on the amount so
                                                      payable for the period
                                                      from and after such
                                                      Interest Payment Date or
                                                      the Stated Maturity Date
                                                      (or the date of redemption
                                                      or repayment), as the case
                                                      may be. If any Interest
                                                      Payment Date for any
                                                      Floating Rate Note would
                                                      fall on a day that is not
                                                      a Business Day with
                                                      respect to such Note, such
                                                      Interest Payment Date will
                                                      be the following day that
                                                      is a Business Day with
                                                      respect to such Note,
                                                      except that, in the case
                                                      of a LIBOR Note, if such
                                                      Business Day is in the
                                                      next succeeding calendar
                                                      month, such Interest
                                                      Payment Date will be the
                                                      immediately preceding day
                                                      that is a Business Day
                                                      with respect to such LIBOR
                                                      Note. If the Stated
                                                      Maturity Date (or date of
                                                      redemption or repayment)
                                                      of any Floating Rate Note
                                                      would fall on a day that
                                                      is not a Business Day, the
                                                      payment of interest and
                                                      principal (and premium, if
                                                      any) may be made on the
                                                      next succeeding

                                                      Business Day, and no
                                                      interest on such payment
                                                      will accrue for the period
                                                      from and after the Stated
                                                      Maturity Date (or the date
                                                      of redemption or
                                                      repayment).
         Procedure for Rate
         ------------------
         Setting and Posting:
         -------------------
                                                      The Company and the Agents
                                                      will discuss from time to
                                                      time the aggregate
                                                      principal amount of, the
                                                      issuance price of, and the
                                                      interest rates to be borne
                                                      by, Notes that may be sold
                                                      as a result of the
                                                      solicitation of orders by
                                                      the Agents. If the Company
                                                      decides to set prices of,
                                                      and rates borne by, any
                                                      Notes in respect of which
                                                      the Agents are to solicit
                                                      orders (the setting of
                                                      such prices and rates to
                                                      be referred to herein as
                                                      "posting") or if the
                                                      Company decides to change
                                                      prices or rates previously
                                                      posted by it, it will
                                                      promptly advise the Agents
                                                      of the prices and rates to
                                                      be posted.

         Acceptance and
         ---------------
         Rejection of Orders:
         --------------------
                                                      Unless otherwise
                                                      instructed by the Company,
                                                      each Agent will advise the
                                                      Company promptly by
                                                      telephone of all orders to
                                                      purchase Certificated
                                                      Notes received by such
                                                      Agent, other than those
                                                      rejected by it in whole or
                                                      in part in the reasonable
                                                      exercise of its
                                                      discretion. Unless
                                                      otherwise agreed by the
                                                      Company and the Agents,
                                                      the Company has the sole
                                                      right to accept orders to
                                                      purchase Certificated
                                                      Notes and may reject any
                                                      such orders in whole or in
                                                      part.

         Preparation of
         ---------------
         Pricing Supplement:
         ------------------
                                                      If any order to purchase a
                                                      Certificated Note is
                                                      accepted by or on behalf
                                                      of the Company, the Agent
                                                      which presented the order
                                                      (the "Presenting Agent")
                                                      will prepare a pricing
                                                      supplement (a

                                                      "Pricing Supplement")
                                                      reflecting the terms of
                                                      such Certificated Note and
                                                      will deliver such Pricing
                                                      Supplement to the Company
                                                      for its review and
                                                      approval. The Presenting
                                                      Agent will make any
                                                      necessary changes to such
                                                      Pricing Supplement
                                                      requested by the Company
                                                      and promptly deliver a
                                                      revised Pricing Supplement
                                                      to the Company. The
                                                      Company will arrange to
                                                      have 10 copies of the
                                                      final Pricing Supplement
                                                      timely filed with the
                                                      Commission in accordance
                                                      with the applicable
                                                      paragraph of Rule 424(b)
                                                      under the Act. The
                                                      Presenting Agent will
                                                      cause a Prospectus and
                                                      Pricing Supplement to be
                                                      delivered to the purchaser
                                                      of such Certificated Note.
                                                      The Company will be
                                                      responsible for any
                                                      necessary deliveries of
                                                      the Prospectus and of any
                                                      Pricing Supplement to
                                                      Harris, the Trustee and
                                                      DTC.

                                                      In each instance that a
                                                      Pricing Supplement is
                                                      prepared, the Presenting
                                                      Agent will affix the
                                                      Pricing Supplement to
                                                      Prospectuses prior to
                                                      their use. Outdated
                                                      Pricing Supplements (other
                                                      than those retained for
                                                      files) will be destroyed.

         Suspension of
         ---------------
         Solicitation;
         ------------
         Amendment or
         ------------
         Supplement:
         -----------
                                                      Subject to the Company's
                                                      representations,
                                                      warranties and covenants
                                                      contained in the Agency
                                                      Agreement, the Company may
                                                      instruct the Agents to
                                                      suspend at any time for
                                                      any period of time or
                                                      permanently, the
                                                      solicitation of orders to
                                                      purchase Certificated
                                                      Notes. Upon receipt of
                                                      such instructions, the
                                                      Agents will forthwith
                                                      suspend solicitation until
                                                      such time as the Company
                                                      has
                                                      advised them that such
                                                      solicitation may be
                                                      resumed.

                                                      In the event that at the
                                                      time the Company suspends
                                                      solicitation of purchases
                                                      there shall be any orders
                                                      outstanding for
                                                      settlement, the Company
                                                      will promptly advise the
                                                      Agents and the Trustee
                                                      whether such orders may be
                                                      settled and whether copies
                                                      of the Prospectus as in
                                                      effect at the time of the
                                                      suspension, together with
                                                      the appropriate Pricing
                                                      Supplement, may be
                                                      delivered in connection
                                                      with the settlement of
                                                      such orders. The Company
                                                      will have the sole
                                                      responsibility for such
                                                      decision and for any
                                                      arrangements that may be
                                                      made in the event that the
                                                      Company determines that
                                                      such orders may not be
                                                      settled or that copies of
                                                      such Prospectus may not be
                                                      so delivered.

                                                      If the Company decides to
                                                      amend or supplement the
                                                      Registration Statement or
                                                      the Prospectus, it will
                                                      promptly advise the Agents
                                                      and furnish the Agents
                                                      with the proposed
                                                      amendment or supplement
                                                      and with such certificates
                                                      and opinions as are
                                                      required, all to the
                                                      extent required by and in
                                                      accordance with the terms
                                                      of the Agency Agreement.
                                                      Subject to the provisions
                                                      of the Agency Agreement,
                                                      the Company may file with
                                                      the Commission any
                                                      supplement to the
                                                      Prospectus relating to the
                                                      Notes. The Company will
                                                      provide the Agents and the
                                                      Trustee with copies of any
                                                      such supplement, and
                                                      confirm to the Agents that
                                                      such supplement has been
                                                      filed with the Commission
                                                      pursuant to the applicable
                                                      paragraph of Rule 424(b).

         Procedure for
         -------------
         Rate Changes:
         -------------
                                                      When the Company has
                                                      determined to change the
                                                      interest rates of
                                                      Certificated Notes being
                                                      offered, it will promptly
                                                      advise the Agents and the
                                                      Agents will forthwith
                                                      suspend solicitation of
                                                      orders. The Agents will
                                                      telephone the Company with
                                                      recommendations as to the
                                                      changed interest rates. At
                                                      such time as the Company
                                                      has advised the Agents of
                                                      the new interest rates,
                                                      the Agents may resume
                                                      solicitation of orders.
                                                      Until such time only
                                                      "indications of interest"
                                                      may be recorded.

         Delivery of
         -----------
         Prospectus:
         -----------
                                                      A copy of the Prospectus
                                                      and a Pricing Supplement
                                                      relating to a Certificated
                                                      Note must accompany or
                                                      precede the earliest of
                                                      any written offer of such
                                                      Certificated Note,
                                                      confirmation of the
                                                      purchase of such
                                                      Certificated Note and
                                                      payment for such
                                                      Certificated Note by its
                                                      purchaser. If notice of a
                                                      change in the terms of
                                                      Certificated Notes is
                                                      received by the Agents
                                                      between the time an order
                                                      for a Certificated Note is
                                                      placed and the time
                                                      written con-firmation
                                                      thereof is sent by the
                                                      Presenting Agent to a
                                                      customer or his agent,
                                                      such confirmation shall be
                                                      accompanied by a
                                                      Prospectus and Pricing
                                                      Supplement setting forth
                                                      the terms in effect when
                                                      the order was placed.
                                                      Subject to "Suspension of
                                                      Solicitation; Amendment or
                                                      Supplement" above, the
                                                      Presenting Agent will
                                                      deliver a Prospectus and
                                                      Pricing Supplement as
                                                      herein described with
                                                      respect to each
                                                      Certificated Note sold by
                                                      it. The Company will make
                                                      such delivery if such
                                                      Certificated Note is sold
                                                      directly by the Company to
                                                      a purchaser (other than
                                                      any Agent).

         Confirmation:
         ------------
                                                      For each order to purchase
                                                      a Certificated Note
                                                      solicited by any Agent and
                                                      accepted by or on behalf
                                                      of the Company, the
                                                      Presenting Agent will
                                                      issue a confirmation to
                                                      the purchaser, with a copy
                                                      to the Company, setting
                                                      forth the details set
                                                      forth above and delivery
                                                      and payment instructions.
         Settlement:
         ----------
                                                      The receipt by the Company
                                                      of immediately available
                                                      funds in exchange for an
                                                      authenticated Certificated
                                                      Note delivered to the
                                                      Presenting Agent and the
                                                      Presenting Agent's
                                                      delivery of such
                                                      Certificated Note against
                                                      receipt of immediately
                                                      available funds shall,
                                                      with respect to such
                                                      Certificated Note,
                                                      constitute "settlement".
                                                      All orders accepted by the
                                                      Company will be settled on
                                                      the fifth Business Day
                                                      following the date of sale
                                                      pursuant to the timetable
                                                      for settlement set forth
                                                      below, unless the Company
                                                      and the purchaser agree to
                                                      settlement on another day
                                                      which shall be no earlier
                                                      than the next Business Day
                                                      following the date of
                                                      sale.

         Settlement
         ----------
         Procedures:
         -----------
                                                      Settlement Procedures with
                                                      regard to each
                                                      Certificated Note sold by
                                                      the Company through any
                                                      Agent, as agent, shall be
                                                      as follows:

                                               A.     The Presenting Agent will
                                                      advise the Company by
                                                      telephone of the following
                                                      settlement information:

                                                  1.   Name in which such
                                                       Certificated Note is to
                                                       be registered
                                                       ("Registered Owner").

                                                  2.   Address of the Registered
                                                       Owner and address for
                                                        payment of principal and
                                                        interest.

                                                  3.   Taxpayer identification
                                                       number of the Registered
                                                       Owner (if available).

                                                  4.   Principal amount.

                                                  5.   Stated Maturity Date and,
                                                       if applicable, the
                                                       Extension Period and
                                                       Final Maturity Date.

                                                  6.   In the case of a Fixed
                                                       Rate Certificated Note,
                                                       the interest rate or, in
                                                       the case of a Floating
                                                       Rate Certificated Note,
                                                       the initial interest rate
                                                       (if known at such time),
                                                       Base Rate, Index
                                                       Maturity, Interest Reset
                                                       Period, Interest Reset
                                                       Dates, Spread and/or
                                                       Spread Multiplier (if
                                                       any), minimum interest
                                                       rate (if any) and maximum
                                                       interest rate (if any).

                                                  7.   In the case of a Currency
                                                       Indexed Note, the
                                                       Specified Currency, the
                                                       Indexed Currency, the
                                                       Face Amount, the Base
                                                       Exchange Rate, the
                                                       Determination Agent and
                                                       the Reference Dealers,
                                                       and in the case of an
                                                       Other Indexed Note, the
                                                       terms thereof.

                                                  8.   Interest Payment Dates
                                                       and the Interest Payment
                                                       Period.

                                                  9.   Specified Currency and
                                                       whether the option to
                                                       elect payment in a

                                                       Specified Currency
                                                       applies and if the
                                                       Specified Currency is not
                                                       U.S. dollars, the
                                                       authorized denominations.

                                                  10.  Optional Reset Dates, if
                                                       any.

                                                  11.  Redemption provisions, if
                                                       any.

                                                  12.  Repayment provisions, if
                                                       any.

                                                  13.  Settlement date.

                                                  14.  Price (including
                                                       currency).

                                                  15.  Presenting Agent's
                                                       commission, determined as
                                                       provided in Section 2 of
                                                       the Agency Agreement.

                                                  16.  Whether such Certificated
                                                       Note is issued at an
                                                       original issue discount,
                                                       and, if so, the total
                                                       amount of OID, the yield
                                                       to maturity and the
                                                       initial accrual period
                                                       OID.

                                                  B.   The Company will advise
                                                       the Trustee by telephone
                                                       (confirmed in writing at
                                                       any time on the sale
                                                       date) or electronic
                                                       transmission of the
                                                       information set forth in
                                                       Settlement Procedure "A"
                                                       above and the name of the
                                                       Presenting Agent. Each
                                                       such communication by the
                                                       Company shall constitute
                                                       a represen-tation and
                                                       warranty by the Company
                                                       to the Trustee and the
                                                       Agents that (i) such

                                                       Certificated Note is
                                                       then, and at the time of
                                                       issuance and sale thereof
                                                       will be, duly authorized
                                                       for issuance and sale by
                                                       the Company, (ii) such
                                                       Certificated Note will
                                                       conform with the terms of
                                                       the Indenture and (iii)
                                                       after giving effect to
                                                       the issuance of such
                                                       Certificated Note and any
                                                       other Securities (as
                                                       defined in the Agency
                                                       Agreement) to be issued
                                                       on or prior to the
                                                       settlement date for the
                                                       sale of such Certificated
                                                       Note, the aggregate
                                                       amount of Securities
                                                       which have been issued
                                                       and sold by the Company
                                                       will not exceed the
                                                       amount of Securities
                                                       registered under the
                                                       Registration Statement
                                                       (as defined in the Agency
                                                       Agreement).

                                                  C.   The Company will deliver
                                                       to the Trustee a
                                                       pre-printed four-ply
                                                       packet for such
                                                       Certificated Note, which
                                                       packet will contain the
                                                       following documents in
                                                       forms that have been
                                                       approved by Company, the
                                                       Agents and the Trustee:

                                                       1. Certificated Note with
                                                          customer confirmation.

                                                       2. Stub One - For
                                                          Trustee.

                                                       3. Stub Two - For Agent.

                                                       4. Stub Three - For the
                                                          Company.

                                                  D.   The Trustee will complete
                                                       such Certificated Note
                                                       and will authenticate
                                                       such Certificated

                                                       Note and deliver it (with
                                                       the confirmation) and
                                                       Stubs One and Two to the
                                                       Presenting Agent, and the
                                                       Presenting Agent will
                                                       acknowledge receipt of
                                                       the Note by stamping or
                                                       otherwise marking Stub
                                                       One and returning it to
                                                       the Trustee. Such
                                                       delivery will be made
                                                       only against such
                                                       acknowledgment of receipt
                                                       and evidence that
                                                       instructions have been
                                                       given by the Presenting
                                                       Agent for payment to the
                                                       account of the Company at
                                                       such bank in the United
                                                       States as the Company
                                                       shall have specified in
                                                       funds available for
                                                       immediate use, of an
                                                       amount equal to the price
                                                       of such Certificated Note
                                                       less the Presenting
                                                       Agent's commission. In
                                                       the event that the
                                                       instructions given by the
                                                       Presenting Agent for
                                                       payment to the account of
                                                       the Company are revoked,
                                                       the Company will as
                                                       promptly as possible wire
                                                       transfer to the account
                                                       of the Presenting Agent
                                                       an amount of immediately
                                                       available funds equal to
                                                       the amount of such
                                                       payment made.

                                                  E.   The Presenting Agent will
                                                       deliver such Certificated
                                                       Note (with the
                                                       confirmation) to the
                                                       customer against payment
                                                       in immediately payable
                                                       funds. The Presenting
                                                       Agent will obtain the
                                                       acknowledgement of
                                                       receipt of such
                                                       Certificated Note by
                                                       retaining Stub Two.

                                                  F.   The Trustee will send
                                                       Stub Three to the Company
                                                       by first-class mail.

         Settlement
         ---------
         Procedures
         ----------
         Timetable:
         ---------
                                                      For orders of
                                                      Certificated Notes
                                                      solicited by any Agent, as
                                                      agent, and accepted by the
                                                      Company, Settlement
                                                      Procedures "A" through "F"
                                                      set forth above shall be
                                                      completed on or before the
                                                      respective times (New York
                                                      City time) set forth
                                                      below:


                           Settlement
                           ----------
                           Procedure                      Time
                           ---------                      -----
                              A                     2:00 P.M. on the day

                                                         before settlement
                              B-C                   3:00 P.M. on the day before
                                                         settlement
                              D                     2:15 P.M. on settlement date
                              E                     3.00 P.M. on settlement date
                              F                     5:00 P.M. on settlement date

          Failure to
          ----------
           Settle:
          -------
                                                      If a purchaser fails to
                                                      accept delivery of and
                                                      make payment for any
                                                      Certificated Note, the
                                                      Presenting Agent will
                                                      notify the Company and the
                                                      Trustee by telephone and
                                                      return such Certificated
                                                      Note to the Trustee. Upon
                                                      receipt of such notice,
                                                      the Company will
                                                      immediately wire transfer
                                                      to the account of the
                                                      Presenting Agent an amount
                                                      equal to the amount
                                                      previously credited to
                                                       the account of Company in
                                                       respect of such
                                                       Certificated Note. Such
                                                       wire transfer will be
                                                       made on the settlement
                                                       date, if possible, and in
                                                       any event not later than
                                                       the Business Day
                                                       following the settlement
                                                       date. If the failure
                                                       shall have occurred for
                                                       any reason other than a
                                                       default by the Presenting
                                                       Agent in the performance
                                                       of its obligations
                                                       hereunder and under the
                                                       Agency Agreement, then
                                                       the Company will
                                                       reimburse the Presenting
                                                       Agent or the Trustee, as
                                                       appropriate, on an
                                                       equitable basis for its
                                                       loss of the use of the
                                                       funds during the period
                                                       when they were credited
                                                       to the account of the
                                                       Company. Immediately upon
                                                       receipt of the
                                                       Certificated Note in
                                                       respect of which such
                                                       failure occurred, the
                                                       Trustee will cancel such
                                                       Certificated Note in
                                                       accordance with the
                                                       Indenture and so advise
                                                       the Company and the
                                                       Trustee will make
                                                       appropriate entries in
                                                       its records.

          Trustee Not to
          --------------
          Risk Funds:
          ---------
                                                      Nothing herein shall be
                                                      deemed to require the
                                                      Trustee to risk or expend
                                                      its own funds in
                                                      connection with any
                                                      payment to the Company,
                                                      the Agents or the
                                                      purchaser, it being
                                                      understood by all parties
                                                      that payments made by the
                                                      Trustee to the Company,
                                                      the Agents or the
                                                      purchaser shall be made
                                                      only to the extent that
                                                      funds are provided to the
                                                      Trustee for such purpose.

          Authenticity of
          ---------------
          Signatures:
          ----------
                                                      The Company will cause
                                                      the Trustee to furnish the
                                                      Agents from time to time
                                                      with the specimen
                                                      signatures of each of the
                                                      Trustee's officers,
                                                      employees or agents who
                                                      has been authorized by the
                                                      Trustee to authenticate
                                                      Certificated Notes, but no
                                                      Agent will have any
                                                      obligation or liability to
                                                      the Company or the Trustee
                                                      in respect of the
                                                      authenticity of the
                                                      signature of any officer,
                                                      employee or agent of the
                                                      Company or the Trustee on
                                                      any Certificated Note.

          Periodic Statements
          -------------------
          from the Trustee:
          ----------------
                                                      Periodically, the Trustee
                                                      will send to the Company a
                                                      statement setting forth
                                                      the principal amount of
                                                      Certificated Notes
                                                      outstanding as of that
                                                      date and setting forth a
                                                      brief description of any
                                                      sales of Certificated
                                                      Notes of which the Company
                                                      has advised the Trustee
                                                      but which have not yet
                                                      been settled.

                                                                       EXHIBIT B

                               Johnson & Johnson

                          Medium Term Notes, Series C

                Due from 9 Months to 30 Years from Date of Issue

                                TERMS AGREEMENT

                                                              October  , 1994
                                                              New York, New York



Attention:


                 Subject in all respects to the terms and conditions of the Selling Agency Agreement (the "Agreement") dated October , 1994, among Salomon Brothers Inc, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and you, the undersigned agrees to purchase the following Notes of Johnson & Johnson:

Aggregate Principal Amount:  $2,585,000,000

Date of Maturity:

Interest Rate:

Interest Payment Dates:

Record Dates:

Closing Date:

Discount:                      % of Principal Amount

Purchase Price:                % of Principal Amount [plus
                               accrued interest from
                                            , 199 ]

Purchase Date and Time:

Place for Delivery of Notes
and Payment Therefor:

Method of Payment:
[Note--Wire transfer
unless otherwise
specified]

[If wire transfer, designate name and address of bank, ABA No., Account No., and reference:]

Documents, if any, to be
delivered pursuant to
Section 6(b) of the
Agreement:

Modifications, if any, in the requirements to deliver the documents specified in Section 6(b) of the Agreement:

Additional documents not referred to in Section 6(b) of the Agreement to be delivered to the undersigned (unless otherwise specified, the obligations of the undersigned to purchase Notes hereunder are hereby expressly conditioned on the delivery of such additional documents and on such additional documents being in form and substance satisfactory to the undersigned):

Period during which additional
debt securities with terms
substantially similar to the

Notes to be purchased hereunder may not be sold pursuant to
Section 4(l) of the Agreement:


                                           [Purchaser]

                                              by
                                                  -------------------------

Accepted:

JOHNSON & JOHNSON


By:
   -----------------------
   Name:
   Title:


                             3